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                                    ITEM 10.2

                    CONVERTIBLE SECURED LOAN PROMISSORY NOTE

$[__________]                                          New York, NY
                                                       Dated: [__________], 2006

     FOR VALUE RECEIVED, GENELINK, INC., a Pennsylvania corporation, having an address at Newport Financial Center, 113 Povonia Avenue, No. 313, Jersey City, New Jersey 07310 ("Borrower"), promises to pay to the order of [Lender Name], a [State] [entity form], having an address at [Lender Address] ("Lender"), the principal amount of [AMOUNT] DOLLARS ($[___________]), on the Maturity Date set forth below, with interest on the unpaid balance of such amount from the date hereof until repaid, at the rate per annum of Twelve Percent (12%). This Note evidences a loan (the "Loan") made by Lender to Borrower in the original principal amount hereof and is secured by the Convertible Loan Security Agreement, dated as of May 12, 2006, (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), between Borrower, the Lender and other Lenders, and First Equity Capital Securities, Inc., a Delaware corporation, as Administrative Agent, and Karen Levine as Collateral Agent to grant the Lenders a security interest in the assets owned by Borrower and described therein.

1. Maturity Date. Unless (i) the maturity of the Loan is accelerated pursuant to
Article VIII Section 2(a) of the Convertible Secured Loan Agreement, dated as of May 12, 2006 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), between Borrower, the Lender and other Lenders, and First Equity Capital Securities, Inc., a New York corporation, as Administrative Agent, or (ii) the Loan is converted into the Borrower's Common Stock pursuant to Section 3 below, or (iii) the Loan has been prepaid in full pursuant to
Section 4 below, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon shall be due and payable to Lender on May 12, 2011 (the "Maturity Date"). In the event that the Maturity Date is not a business day, then the Maturity Date shall occur on the next succeeding business day for all purposes hereof.

2. Interest. Interest shall be paid on the outstanding principal amount of the Loans in arrears on (i) the first anniversary of the date hereof, (ii) each subsequent anniversary of the date hereof, so long as any portion of any Loan is outstanding, and (iii) whenever a principal amount of a Loan is repaid or prepaid. If any such date occurs on a day that is not a Business Day, it shall occur on the next succeeding Business Day.

3. Conversion Rights.

(a) Voluntary Conversion Into Common Stock. Lender shall have the right, at its sole option without any obligation to do so, to tender this Note to Borrower for conversion into authorized, unregistered Borrower's $.01 par value common stock ("GL Common Stock") in accordance with and under the terms of Article III
Section 2(a)(i) or (b) of the Loan Agreement.

(b) Mandatory Conversion Into Common Stock. All of the Loans outstanding shall be converted into GL Common Stock automatically in accordance with and under the terms of Article III Section 2(a)(ii) of the Loan Agreement.

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4. Prepayment. Subject to Article I Section 1(d) of the Loan Agreement, any
principal outstanding under this Note and accrued Interest thereon may be prepaid, in whole or in part, by the Borrower.

5. Payment. All payments under this Note or any document or instrument evidencing or providing security for the obligations hereunder (including, but not limited to this Agreement, the Loan Agreement and the Security Agreement, the "Loan Documents") shall be paid to Lender, or as Lender may otherwise direct, by Borrower in lawful money of the United States which shall be legal tender for the payment of all debts and dues, public and private, at the time of payment without any counterclaim, set-off or deduction whatsoever (except as herein expressly provided) and without any prior demand therefor. All payments under this Note shall be paid by federal funds wire or other transfer of good and immediately available funds. Until further notice by Lender upon not less than five (5) Business Days' prior written notice, all payments shall be made to Lender by a check in funds available on the same day by deposit in a New York Clearing House member bank sent to Lender's address set forth hereinabove by overnight courier.

6. Involuntary Rate. In the event any payment of Interest, principal or any other amount due hereunder or under any other Loan Document shall become overdue, then, in order to compensate Lender for, among other things, the expenses incident to handling such delinquent payment and the increased risk and potential costs incident to the collection of such delinquent payment, such payment shall immediately bear interest at a rate equal to two percent (2%) over the Interest Rate (the "Involuntary Rate"), except as otherwise provided herein.

7. Representations And Warranties. Borrower represents and warrants to Lender that:

(a) It is duly organized, validly existing and has full authority to execute this Note and perform its obligations hereunder; and

(b) This Note has been duly executed and delivered by an officer thereunto duly authorized and constitutes a legal, valid and binding obligation of the Borrower, enforceable according to its terms except as limited by applicable insolvency or similar laws or equitable principles.

8. Expenses of Collection; Payment of Fees and Other Expenses. Except in the event that Borrower prevails in an action brought as a result of a failure by Borrower to make any payment required under the Loan Documents or any Event of Default by Borrower, Borrower agrees to pay (i) all reasonable costs and expenses of collection incurred by Lender, in addition to principal and Interest (including, without limitation, reasonable attorneys' fees and disbursements); and (ii) all reasonable costs and expenses incurred in connection with (A) the execution, administration, enforcement or attempted enforcement of this Note or any of the other Loan Documents and/or (B) the protection of or realization of any collateral and/or (C) any of Lender's collection efforts, whether or not a suit on this Note and/or on any of the other Loan Documents or any foreclosure proceeding is commenced; and all such reasonable costs and expenses shall be payable five (5) days after demand (and shall be paid with interest thereon at the Involuntary Rate from the date of demand) and also shall be secured by all collateral at any time held by Lender as security for Borrower's obligations to Lender.

9. No Waiver by Lender. No failure on the part of Lender or any other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of an Event of


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Default, shall constitute a waiver of such Event of Default, any future Event of
Default or of any other default. No failure to accelerate the debt evidenced hereby by reason of an Event of Default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment or to impose late or delinquency charges thereafter or to impose such charges retroactively (so long as, with respect to delinquent or retroactive charges, such charges are imposed within thirty (30) days after receipt of the full amount of any such payment), nor shall any such failure, acceptance or indulgence be deemed to be a novation of this Note or a reinstatement of the debt evidenced hereby or a waiver of such right of acceleration or any other right; nor shall any such failure, acceptance or indulgence be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

10. Waiver of Presentment, Protest, Etc. Borrower, for itself and its successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, to the fullest extent it may lawfully do so.

11. Governing Law; Consent to Jurisdiction.

(a) THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES.

(b) THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURT IN ANY SUCH ACTION OR PROCEEDING. BY ITS ACCEPTANCE OF THIS NOTE BY THE HOLDER AND BY THE EXECUTION HEREOF BY THE BORROWER, EACH AGREES THAT ANY AND ALL LEGAL ACTION RELATING TO THIS NOTE SHALL BE BROUGHT, AND MAINTAINED, ONLY IN SUCH COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT AT THE ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS AS THE BORROWER SHALL HAVE THERETOFORE NOTIFIED THE HOLDER HEREOF IN WRITING OR IN ANY OTHER MANNER PERMITTED BY LAW. IN THE EVENT SERVICE ON THE BORROWER IS EFFECTED AS SET FORTH IN THE PRECEDING SENTENCE, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, FORUM NON CONVENIENS, OR ANY SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS


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OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN
OR ALLOWED BY THE LAW OF THE STATE OF NEW YORK.

12. Replacement Notes. If this Note is destroyed, mutilated, lost, stolen or misplaced, Lender shall have no liability whatsoever to Borrower therefor, and Borrower, immediately upon written request by Lender, shall execute and deliver to Lender, or any other holder hereof, a new note of the same tenor and date as this Note and payable to the order of the holder of this Note, upon execution and delivery to Borrower by Lender of (i) a certificate stating that, to Lender's knowledge, this Note has been either mutilated, lost, destroyed, stolen or misplaced, and undertaking to deliver to Borrower, promptly after recovery of same, the destroyed, mutilated, lost, stolen or misplaced Note, and (ii) an agreement by Lender in form and substance reasonably satisfactory to Borrower to indemnify, defend and hold harmless Borrower from all losses and reasonable costs and expenses, including reasonable attorneys' fees and related client charges, resulting from the execution and delivery of such new note or any claim by any purported holder of the original note in respect of this Note. Each new note issued in substitution for this Note as permitted hereby shall be a valid obligation of Borrower evidencing the same indebtedness as this Note, and shall be entitled to all the benefits of this Note to the same extent as this Note. All costs and expenses of each such substitution, including, without limitation, expenses of preparation, execution and delivery, shall be paid by Borrower.

13. Successors and Assigns. All covenants and agreements herein shall bind the respective heirs, successors and assigns of Borrower and Lender, whether so expressed or not (but this provision is not intended nor shall it be construed to permit Borrower or Lender to transfer or assign its rights and obligations hereunder or under any of the other Loan Documents except as permitted by the provisions hereof or of the other Loan Documents), and all such covenants shall inure to the benefit of Lender and Borrower and their respective nominees, heirs, successors and assigns, whether so expressed or not.

14. No Offset. No offset or claim that Borrower now has or in the future may have against Lender shall relieve Borrower from paying the amounts payable hereunder or under the other Loan Documents, and no offset or claim whatsoever shall relieve Borrower from performing its obligations hereunder or under the other Loan Documents.

15. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived they are hereby waived to the fullest extent permitted by law so that this Note shall be deemed a valid and binding agreement enforceable in accordance with its terms.


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     IN WITNESS WHEREOF, Borrower and Lender have executed this instrument by their respective duly authorized signatories as of the date first above written.

GENELINK, INC.


/S/ MONTE E. TAYLOR, JR.
-------------------------------------
Monte E. Taylor, Jr.
Acting Chief Executive Officer


[LENDER NAME]


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By: [Signer]